UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      August 11, 2014

NORTHWEST BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-33393	94-3306718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

4800 Montgomery Lane, Suite 800, Bethesda, Maryland		20814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(240) 497-9024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 11, 2014, Northwest Biotherapeutics, Inc. issued (i) a press release reporting that it has obtained regulatory approvals for enhancements of its Phase III trial of DCVax®-L for Glioblastoma multiforme, or GBM, brain cancer, and (ii) a press release providing an update on 55 “rapid progressor” GBM patients who were treated on a compassionate basis in an “information arm” outside of the Phase III DCVax-L trial for GBM.

The press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this report and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Northwest Biotherapeutics, Inc. dated August 11, 2014.

99.2	Press Release of Northwest Biotherapeutics, Inc. dated August 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: August 11, 2014	/s/ Linda Powers
Linda Powers, Chief Executive Officer and Chairman